Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.7463%



        Excess Protection Level
          3 Month Average   5.82%
          December, 1998   5.80%
          November, 1998   5.70%
          October, 1998   5.96%


        Cash Yield                                  18.72%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.94%


        Over 35 Day Delinquency                      4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,468,784,369.60